CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference of our report dated January 18, 2001 for Kemper Asian Growth Fund in the Registration Statement (Form N-14) and related Proxy Statement /Prospectus of Scudder International Fund, Inc. filed with the Securities and Exchange Commission in this Post-Effective Amendment No. 1 to the Registration Statement under the Securities Act of 1933 (file 333-52900).

                                                     /s/ ERNST & YOUNG LLP


Chicago, Illinois
March 5, 2001